                                                                    Exhibit 10.1
--------------------------------------------------------------------------------


                              JLG INDUSTRIES, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN


                            -----------------------


                As Amended and Restated Effective January 1, 2002

                              JLG INDUSTRIES, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                As Amended and Restated Effective January 1, 2002

                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                                               PAGE

SECTION 1.        ESTABLISHMENT AND PURPOSE.......................................................1

         1.1.     Establishment...................................................................1
         1.2.     Purpose.........................................................................1

SECTION 2.        PARTICIPATION BY ELIGIBLE EXECUTIVES............................................1

         2.1.     Election of Benefits............................................................1
         2.2.     Advance Election................................................................1
         2.3.     Election Filing Deadline........................................................1
         2.4.     Irrevocable Election............................................................1
         2.5.     Form and Content Election.......................................................2
         2.6.     Form of Payment.................................................................2

SECTION 3.        ACCOUNTS........................................................................2

         3.1.     Accounts........................................................................2
         3.2.     Company Contributions...........................................................2
         3.3.     Investment Return...............................................................3
         3.4.     Treatment Under SERP............................................................6
         3.5.     Vesting of Accounts.............................................................6

SECTION 4.        DISTRIBUTIONS OF AMOUNTS CREDITED UNDER SECTION 3.1.............................7

         4.1.     Payment.........................................................................7
         4.2.     Death of Participant............................................................7
         4.3.     Hardship Distributions..........................................................8
         4.4.     Effect of Distributions on Investment Return....................................8

SECTION 5.        DEFERRALS OF EQUITY-BASED AWARDS................................................8

         5.1.     Election to Defer...............................................................8
         5.2.     Deferral of Restricted Shares...................................................8
         5.3.     Deferral of Option Gain.........................................................9
         5.4.     Dividend Equivalents............................................................9

         5.5.     Holding and Distributing Company Stock Units....................................9

SECTION 6.        NATURE OF PARTICIPANT'S INTEREST IN PLAN.......................................10

         6.1.     No Right to Assets.............................................................10
         6.2.     No Right to Transfer Interest..................................................10
         6.3.     No Employment Rights...........................................................10
         6.4.     Withholding and Tax Liabilities................................................10

SECTION 7.        ADMINISTRATION, INTERPRETATION, AND MODIFICATION OF PLAN.......................11

         7.1.     Plan Administrator.............................................................11
         7.2.     Powers of Committee............................................................11
         7.3.     Finality of Committee Determinations...........................................11
         7.4.     Required Information...........................................................11
         7.5.     Incapacity.....................................................................11
         7.6.     Amendment, Suspension, and Termination.........................................12
         7.7.     Power to Delegate Authority....................................................12
         7.8.     Headings.......................................................................12
         7.9.     Severability...................................................................12
         7.10.    Governing Law..................................................................12
         7.11.    Complete Statement of Plan.....................................................12

SECTION 8.        DEFINITIONS....................................................................13

         8.1.     Gender and Number..............................................................13
         8.2.     Definitions....................................................................13

                     JLG INDUSTRIES, INC. EXECUTIVE DEFERRED
                                COMPENSATION PLAN

                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002

           ----------------------------------------------------------


SECTION 1. ESTABLISHMENT AND PURPOSE


            1.1 ESTABLISHMENT. Effective October 1, 1996, the Company established the Plan for the benefit of the Participants.

            1.2 PURPOSE. The Plan is an unfunded plan maintained primarily for the purpose of providing deferred compensation to a select group of management and highly compensated employees. The Plan permits Participants to elect to defer payment of part or all of their Compensation until their termination of employment with the Company in accordance with the terms of the Plan. The Plan also permits Participants to elect to defer Restricted Shares or the gain on Options until their termination of employment with the Company in accordance with the terms of the Plan.

SECTION 2. PARTICIPATION BY ELIGIBLE EXECUTIVES

           2.1 ELECTION OF BENEFITS. An Eligible Executive may become a Participant in the Plan by electing to defer, until his termination of employment with the Company, receipt of part or all of the Compensation to be paid to him by the Company.

           2.2 ADVANCE ELECTION. An election to defer the receipt of Compensation hereunder shall apply only to Compensation earned after the date the Participant's election is filed with the Administrative Committee.

           2.3 ELECTION FILING DEADLINE. An election to defer Compensation, other than Bonus Compensation, earned in a calendar year shall be filed with the Administrative Committee before the calendar year begins, and an election to defer Bonus Compensation earned in a Fiscal Year shall be filed with the Administrative Committee on or before June 1 of the Fiscal Year with respect to which the Bonus Compensation is earned. Notwithstanding the foregoing, (i) an Eligible Executive may file the requisite election to defer Compensation earned thereafter before the expiration of 30 days from the initial effective date of the Plan, and (ii) an Eligible Executive who is newly hired or otherwise newly eligible may file the requisite election to defer Compensation earned thereafter before the expiration of 30 days from either (a) his initial date of employment, if the Eligible Executive is a new hire, or (b) his initial date of eligibility, if the Eligible Executive is newly eligible to participate in the Plan.

           2.4 IRREVOCABLE ELECTION. Once filed, an election to defer Compensation shall be irrevocable and shall remain in effect until the end of the calendar year or Fiscal Year to which it pertains. Such election shall automatically


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JLG INDUSTRIES, INC.                                                     PAGE 2
EXECUTIVE DEFERRED COMPENSATION PLAN
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apply to each subsequent calendar year or Fiscal Year unless the Participant, before the beginning of the calendar year or on or before June 1 of the Fiscal Year, revokes his prior election. In that event, he may file a new election with the Administrative Committee before the beginning of the calendar year or on or before June 1 of the Fiscal Year in accordance with Sections 2.3 and 2.5 hereof. An Eligible Executive who does not elect to defer Compensation in one calendar year or Fiscal Year may elect to defer Compensation in any subsequent calendar year or Fiscal Year, provided he remains an Eligible Executive, by electing to defer Compensation in accordance with this Section 2.

           2.5 FORM AND CONTENT OF ELECTION. An election to defer Compensation hereunder shall be in writing, in a form acceptable to the Administrative Committee, and shall specify the portion of the Participant's Compensation to be deferred.

           2.6 FORM OF PAYMENT. A Participant electing to defer Compensation hereunder also shall elect as to whether such deferred Compensation shall be paid (a) in a single lump sum, or (b) in annual installments over a period elected by the Participant, not to exceed fifteen years. An election of form of payment hereunder shall be in writing in a form acceptable to the Administrative Committee, and shall be effective as of the date the form is filed with the Administrative Committee. The election on file with the Administrative Committee on the date of the Participant's termination of employment with the Company shall govern the payment of all amounts deferred hereunder provided that the election has been in effect for more than one year (365 days). If the election has not been in effect for more than one year (365 days), the entire amount deferred hereunder shall be paid in a single lump sum.

SECTION 3. ACCOUNTS

           3.1 ACCOUNTS. The Company shall maintain for bookkeeping purposes an Account in the name of each Participant. Each Account shall have a Deferred Compensation Subaccount to which shall be credited amounts deferred under
Section 2 hereof, plus amounts as provided in Section 3.3 hereof. Each Account also shall have a Company Contribution Subaccount to which shall be credited amounts as provided in Sections 3.2 and 3.3 hereof. Any references herein to Compensation that is deferred pursuant to the Plan shall be deemed to include all amounts credited to the Participant's Deferred Compensation Subaccount and Company Contribution Subaccount.

           3.2 COMPANY CONTRIBUTIONS. As of the last day of each calendar year, the Administrative Committee shall credit an additional amount to the Compensation that each Participant has deferred hereunder equal to the amount, if any, that the Company would have contributed to the Savings Plan on behalf of the Participant with respect to that year as a Matching Contribution (as defined in Section 5.1 of the Savings Plan), if any, and a Profit-Sharing Contribution (as defined in Section 5.2 of the Savings Plan), if any, had the Limitations not applied to the Participant with


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JLG INDUSTRIES, INC.                                                      PAGE 3
EXECUTIVE DEFERRED COMPENSATION PLAN
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respect to his participation in the Savings Plan during that year; provided, however, that the Participant shall be credited with the amount that the Company would have contributed to the Savings Plan on behalf of the Participant with respect to the year as a Matching Contribution (as defined in Section 5.1 of the Savings Plan) only to the extent that the amount the Participant elected to defer for the year under Article 2 hereof is equivalent to the amount that the Participant would have had to contribute to the Savings Plan (had he not been prevented from doing so by the Limitations) to receive the related Matching Contribution under the Savings Plan.

           3.3 INVESTMENT RETURN.

               (a) RATE OF RETURN INDICES. The Administrative Committee shall select and maintain one or more rate of return indices as specified on Exhibit A attached hereto as amended from time to time. To the extent Compensation deferred hereunder is allocated to one or more of the rate of return indices, the Compensation shall be credited with the applicable investment return (or loss) that such Compensation would have earned if it were invested in the specified index.

               (b) COMPANY STOCK UNIT FUND.

                        (i) The Administrative Committee shall maintain a
            hypothetical investment fund consisting of Company Stock Units and cash equivalent units. To the extent Compensation deferred hereunder is allocated to the Company Stock Unit Fund, the Compensation shall be converted to the number of Company Stock Units equal to the maximum number of whole Shares that could have been purchased with such Compensation at a price determined as follows: (A) in the case of Bonus Compensation, the average Fair Market Value of Shares during the 20 trading days preceding the date on which the Bonus Compensation would have been paid in the absence of a deferral election, and (B) in the case of all other Compensation, the Fair Market Value of Shares on the trading day immediately preceding the date on which the Compensation would have been paid in the absence of a deferral election. If amounts previously deferred are reallocated to the Company Stock Unit Fund, the reallocated amounts shall be converted to the number of Company Stock Units equal to the maximum number of whole Shares that could have been purchased with such amounts at a price equal to the average Fair Market Value of Shares during the 20 trading days preceding the date of the reallocation.

                        (ii) After the conversion described in the preceding
            paragraph has been performed, any deferred Compensation or reallocated amount equal to a fractional Share shall be credited to a Participant's Account as cash equivalent units.


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JLG INDUSTRIES, INC.                                                      PAGE 4
EXECUTIVE DEFERRED COMPENSATION PLAN
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                        (iii) Each time a dividend is paid with respect to
            Shares, an equivalent amount shall be determined with respect to a Participant's Company Stock Units and shall be credited to the Participant's Account as cash equivalent units.

                        (iv) Amounts credited as cash equivalent units pursuant
            to the preceding two paragraphs shall be credited with interest (also in the form of cash equivalent units) as of the end of each calendar quarter at a rate equal to the average rate of return for the quarter on the money market index specified on Exhibit A attached hereto. Immediately after the quarterly interest has been credited, all cash equivalent units credited to a Participant's Account shall be converted to the number of Company Stock Units equal to the maximum number of whole Shares that could have been purchased with an equivalent amount of cash at a price equal to the average Fair Market Value of Shares during the 20 trading days preceding the conversion date.

                        (v) After the conversion described in the preceding
            paragraph has been performed, any cash equivalent units equal to a fractional Share shall remain credited to a Participant's Account as cash equivalent units, and shall be credited with interest at the end of each subsequent calendar quarter until they can be converted to Company Stock Units as provided in paragraph (iv), above.

                        (vi) After a Company Stock Unit has been credited to the
            Participant's Account, the value of the Company Stock Unit shall be equal to the Fair Market Value of a Share. In the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization, or otherwise; or if there is any dividend on the Shares, payable in Shares; or if there is a stock split or a combination of Shares; the Board of Directors may adjust the number of Company Stock Units credited to a Participant's
            Account as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of the Participant; provided that any fractional shares resulting from such adjustments shall be eliminated.
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JLG INDUSTRIES, INC.                                                      PAGE 5
EXECUTIVE DEFERRED COMPENSATION PLAN
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                (c) DESIGNATION OF INVESTMENT RETURN.

                        (i) An Eligible Executive who has not met or exceeded
            the Company's stock ownership guidelines for executives shall allocate at least 50% of any Compensation deferral or Company Contribution to the Company Stock Unit Fund. The Administrative Committee may, in its discretion and from time to time, permit a Participant to allocate to the Company Stock Unit Fund all or any portion of any Compensation deferral under Section 2 or Company Contribution under Section 3.2 that is not subject to the mandatory allocation provision in the preceding sentence.

                        (ii) Each Participant shall specify in writing, at the
            time he completes his election to participate under Section 2 hereof, and in a form acceptable to the Administrative Committee, how any amounts to be deferred hereunder in the future (other than amounts required to be allocated to the Company Stock Unit Fund) shall be allocated among the rate of return indices specified on Exhibit A attached hereto and the Company Stock Unit Fund.

                        (iii) The Administrative Committee may, in its
            discretion and from time to time, permit a Participant to change any election previously made with respect to the allocation of amounts to be deferred hereunder in the future (other than amounts required to be allocated to the Company Stock Unit Fund), subject to such conditions and such limitations as the Administrative Committee may prescribe. Any such change in election shall be in writing and in a form acceptable to the Administrative Committee.

                        (iv) During the period commencing 6 months after the
            Participant's employment terminates and ending 66 months after the Participant's employment terminates, the Participant may elect to reallocate all or any portion of his Account from the Company Stock Unit Fund to any of the rate of return indices specified on Exhibit
            A. Except as provided in the preceding sentence, any amount that has been allocated to the Company Stock Unit Fund may not be reallocated to any rate of return index, regardless of whether such amount was required to be allocated to the Company Stock Unit Fund or was allocated to the fund voluntarily.

                        (v) The Administrative Committee may, in its discretion
            and from time to time, permit a Participant to elect to reallocate amounts from one rate of return index to another, or to reallocate amounts from a rate of return index to the Company Stock Unit Fund, subject to such conditions and such limitations as the Administrative Committee may prescribe; provided that a Participant shall be permitted, at least once per calendar month, to reallocate amounts from one rate of return index to another. Any such reallocation election shall be in writing and in a form acceptable to the Administrative Committee.

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JLG INDUSTRIES, INC.                                                      PAGE 6
EXECUTIVE DEFERRED COMPENSATION PLAN
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                        (vi) The Administrative Committee may require that any
            election under this Section 3.3 apply to the entire amount to which it pertains (e.g., 100% of the Participant's future contributions) or to such percentage or percentages of that amount as the Administrative Committee may specify (e.g., increments of 5%), excluding, for this purpose, any amount that is required to be allocated to the Company Stock Unit Fund.

                        (vii) If a Participant fails to specify a rate of return
            index with respect to Compensation deferred hereunder, the Participant shall be presumed to have specified that his entire Account (other than amounts required to be allocated to the Company Stock Unit Fund) be allocated to the index determined by the Administrative Committee to represent the lowest risk of principal loss.

               (d) CREDITING INVESTMENT RETURNS. The balance credited to the Participant's Account as of the last day of the prior month and allocated to one or more rate of return indices shall be credited with the applicable investment return (or loss) as of the last day of the month of crediting. The balance credited to the Participant's Account as of the last day of the prior month and allocated to the Company Stock Unit Fund shall be credited with the applicable investment return (or loss) as provided in Section 3.3(b), above.

           3.4 TREATMENT UNDER SERP. Amounts credited to a Participant's Company Contribution Subaccount, if any, pursuant to Section 3.2 hereof, and any investment return (or loss) credited to such amounts pursuant to Section 3.3 hereof, shall be used to reduce monthly installments under the SERP pursuant to
Section 3.4(d) of the SERP. Amounts credited to a Participant's Deferred Compensation Subaccount pursuant to Section 2 hereof, and any investment return (or loss) credited to such amounts pursuant to Section 3.3 hereof, shall not be taken into account under Section 3.4(d) of the SERP.

           3.5 VESTING OF ACCOUNTS.

               (a) Subject to the limitations of Section 6 hereof, balances credited to Participants' Deferred Compensation Subaccounts, and balances credited to the Company Contribution Subaccounts of Eligible Executives who became Participants before August 1, 1997, shall be nonforfeitable.

                (b) Effective for individuals who become Participants on or after August 1, 1997, amounts credited to such Participants' Company Contribution Subaccounts pursuant to Section 3.2 hereof shall vest in accordance with the following vesting schedule based on the Participants' Years of Service (as defined in Section 2.1 of the Savings Plan):

JLG INDUSTRIES, INC.                                                      PAGE 7
EXECUTIVE DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------


             Full Years of Service                     Percentage
             ---------------------                     ----------
                      1                                     0%
                      2                                    25%
                      3                                    50%
                      4                                   100%

                (c) A Participant's Account shall become fully vested if the Participant's employment terminates as a result of his retirement pursuant to the Savings Plan. A Participant's Account also shall become fully vested if, while the Participant is still employed by the Company, (i) the Participant dies, (ii) the Participant becomes totally and permanently disabled, or (iii) a Change in Control occurs. If a Participant's Account is not fully vested when his employment terminates, the non-vested portion of his Account shall be forfeited.

SECTION 4. DISTRIBUTIONS OF AMOUNTS CREDITED UNDER SECTION 3.1

           4.1 PAYMENT. The amount credited to a Participant's vested Account pursuant to Section 3.1 hereof shall be paid, or payments shall commence, as soon as practicable following the Participant's termination of employment with the Company. All such payments (including payments from the Company Stock Unit
Fund) shall be made in cash. If the Participant elects to receive his deferred Compensation in annual installments, the amount of the first installment shall be the value of the deferred Compensation that is subject to such election on the date as of which the installment is paid, multiplied by a fraction, the numerator of which is one and the denominator of which is the total number of installments. The amount of each remaining installment shall be the value of the unpaid deferred Compensation that is subject to such election on the date as of which the installment is paid, multiplied by a fraction, the numerator of which is one and the denominator of which is the remaining number of installments to be paid.

           4.2 DEATH OF PARTICIPANT.

               (a) AMOUNT OF DEATH BENEFIT. Any amount credited to a Participant's vested Account under Section 3.1 hereof that is unpaid at the time of the Participant's death shall be paid in a single lump sum to the Beneficiary designated by the Participant.

               (b) PAYMENT OF DEATH BENEFITS.  A distribution pursuant to this
Section 4.2 shall be made to the Participant's Beneficiary within 90 days after the Administrative Committee receives written notification of the Participant's death, together with any additional information or documentation that the Administrative Committee determines to be necessary or appropriate before it makes the distribution.

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JLG INDUSTRIES, INC.                                                      PAGE 8
EXECUTIVE DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------



           4.3 HARDSHIP DISTRIBUTIONS. At any time, upon the written application of the Participant, the Administrative Committee may (i) reduce or eliminate the Participant's future deferrals of Compensation hereunder, or (ii) accelerate and pay in a lump sum to the Participant all or part of the balance of the Compensation credited to the Participant's vested Account under Section 3.1 hereof, or both, if the Administrative Committee finds, in its sole discretion, that the Participant has incurred or will incur a severe financial hardship resulting from an accident or illness with respect to the Participant, his spouse, or his dependent (as defined in section 152 of the Code), or other event beyond the Participant's control. In such circumstances, the Administrative Committee shall reduce or eliminate the future deferrals and/or accelerate the payment only to the extent reasonably necessary to eliminate or to avoid the severe financial hardship.

           4.4 EFFECT OF DISTRIBUTIONS ON INVESTMENT RETURN. If any amount credited to a Participant's vested Account under Section 3.1 hereof is allocated to more than one rate of return index, or is allocated in part to the Company Stock Unit Fund and in part to one or more rate of return indices, any distribution of part, but not all, of such vested Account shall be debited pro rata from the Company Stock Unit Fund (if applicable) and any return index to which the Participant's vested Account is allocated at the time of the distribution.

SECTION 5. DEFERRALS OF EQUITY-BASED AWARDS

           5.1 ELECTION TO DEFER. An Eligible Executive may become a Participant in the Plan by making an irrevocable election to defer, until his termination of employment with the Company, receipt of part or all of a Restricted Share award, or part or all of the gain on an Option, provided that the Administrative Committee accepts such election. The Administrative Committee may, in its sole discretion, reject any deferral election tendered pursuant to this Section 5 either in its entirety or with respect to a portion of the Restricted Share award or Option gain covered by the election. The Administrative Committee shall notify the Eligible Executive of the extent to which the Committee has accepted the deferral election as soon as practicable after the Committee receives the election. To the extent that the Administrative Committee accepts an Eligible Executive's deferral election, any amount deferred pursuant to the election, and any investment returns (or losses) on such amount, shall be credited to an Equity Deferral Subaccount and shall be subject to this Section 5.

           5.2 DEFERRAL OF RESTRICTED SHARES. An Eligible Executive may elect to defer part or all of a Restricted Share award by surrendering the Restricted Shares to the Administrative Committee at least 12 months before the Restricted Shares would otherwise vest, and receiving instead Company Stock Units subject to any restrictions that applied to the Restricted Shares as of the date they were surrendered. The Company Stock Units shall be credited to the Eligible Executive's Equity Deferral


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JLG INDUSTRIES, INC.                                                      PAGE 9
EXECUTIVE DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------


Subaccount and shall vest or be forfeited at the time when the corresponding Restricted Shares would have vested or been forfeited. The Administrative Committee may, in its sole discretion, waive the 12-month advance election requirement and permit an Eligible Executive to defer Restricted Shares with a vesting date less than 12 months after the date of the deferral election.

           5.3 DEFERRAL OF OPTION GAIN. An Eligible Executive may elect to defer part or all of the gain on an Option exercise by submitting an irrevocable deferral election to the Administrative Committee at least 12 months before the Eligible Executive exercises the Option. Except as provided in the following sentence, an Eligible Executive who has submitted a deferral election may not exercise the Option during the 12 months following the date of the deferral election. The Eligible Executive may exercise the Option during the 12 months following the deferral election if (i) a Change in Control occurs, or (ii) the Eligible Executive's employment with the Company terminates and the Option would otherwise expire unexercised. When an Eligible Executive exercises an Option subject to a deferral election, the Eligible Executive shall receive Company Stock Units equal to the amount by which the Fair Market Value of the Option Shares on the date of exercise exceeds the exercise price. The Company Stock Units shall be credited to the Eligible Executive's Equity Deferral Subaccount and shall be subject to any restrictions that would have applied to the Shares the Eligible Executive would have received upon exercising the Option in the absence of a deferral election.

           5.4 DIVIDEND EQUIVALENTS. Each time a dividend is paid with respect to Shares, an equivalent amount shall be determined with respect to a Participant's Company Stock Units and shall be credited to the Participant's Equity Deferral Subaccount as cash equivalent units; provided, however, that a Participant shall receive dividend equivalent credits only to the extent, and only under the conditions, that the Participant would have received dividends or dividend equivalents on the Restricted Shares or Option Shares that were converted to Company Stock Units. The cash equivalent units shall be credited with interest (also in the form of cash equivalent units) as of the end of each calendar quarter at a rate equal to the average rate of return for the quarter on the money market index specified on Exhibit A attached hereto. Cash equivalent units credited to the Participant's Equity Deferral Subaccount under this Section 5.4 may not be converted to Company Stock Units or reallocated to any other rate of return index.

           5.5 HOLDING AND DISTRIBUTING COMPANY STOCK UNITS. Company Stock Units credited to a Participant's Equity Deferral Subaccount under Section 5.2 or 5.3 shall be subject to Section 3.3(b)(vi), above. Company Stock Units credited to a Participant's Equity Deferral Subaccount may not be reallocated to any rate of return index. When the Participant's employment with the Company terminates for any reason, any vested Company Stock Units credited to his Equity Deferral Subaccount shall be converted to an equivalent number of Shares and distributed in a single lump

JLG INDUSTRIES, INC.                                                     PAGE 10
EXECUTIVE DEFERRED COMPENSATION PLAN
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sum to the Participant (or to the Beneficiary of a deceased Participant) as soon as practicable after the termination date, and any cash equivalent units shall be distributed in a single lump sum in cash at the same time. The Company Stock Units credited to a Participant's Equity Deferral Subaccount may not be distributed in cash.

SECTION 6. NATURE OF PARTICIPANT'S INTEREST IN PLAN

           6.1 NO RIGHT TO ASSETS. Participation in the Plan does not create, in favor of any Participant or Beneficiary, any right or lien in or against any Share or other asset of the Company. Nothing contained in the Plan, and no action taken under its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. The Company's promise to pay benefits under the Plan will at all times remain unfunded as to each Participant and Beneficiary, whose rights under the Plan are limited to those of a general and unsecured creditor of the Company.

           6.2 NO RIGHT TO TRANSFER INTEREST. Rights to benefits payable under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance. However, the Administrative Committee may permit a Participant or Beneficiary to enter into a revocable arrangement to pay all or part of his benefits under the Plan to a revocable grantor trust (a so-called "living trust"). In addition, the Administrative Committee may recognize the right of an alternate payee named in a domestic relations order to receive all or part of a Participant's benefits under the Plan, but only if (a) the domestic relations order would be a "qualified domestic relations order" within the meaning of section 414(p) of the Code (if section 414(p) applied to the Plan), (b) the domestic relations order does not attempt to give the alternate payee any right to any asset of the Company, (c) the domestic relations order does not attempt to give the alternate payee any right to receive payments under the Plan at a time or in an amount that the Participant could not receive under the Plan, and (d) the amount of the Participant's benefits under the Plan are reduced to reflect any payments made or due the alternate payee.

           6.3 NO EMPLOYMENT RIGHTS. No provisions of the Plan and no action taken by the Company, the Board of Directors, the Compensation Committee, or the Administrative Committee will give any person any right to be retained in the employ of the Company, and the Company specifically reserves the right and power to dismiss or discharge any Participant.

           6.4 WITHHOLDING AND TAX LIABILITIES. The amount of any withholdings required to be made by any government or government agency will be deducted from benefits paid under the Plan to the extent deemed necessary by the Administrative Committee. In addition, the Participant or Beneficiary (as the case may be) will bear the cost of any taxes not withheld on benefits provided under the Plan, regardless of whether withholding is required. The Company does not warrant that the Plan will be


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JLG INDUSTRIES, INC.                                                     PAGE 11
EXECUTIVE DEFERRED COMPENSATION PLAN
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effective to defer the recognition of federal, state, or local tax with respect to any amount credited to a Participant's Account.

SECTION 7. ADMINISTRATION, INTERPRETATION, AND MODIFICATION OF PLAN

           7.1 PLAN ADMINISTRATOR. The Administrative Committee will administer the Plan.

           7.2 POWERS OF COMMITTEE. The Administrative Committee's powers include, but are not limited to, the power to adopt rules consistent with the Plan; the power to decide all questions relating to the interpretation of the terms and provisions of the Plan; the power to determine the number and nature of the rate of return indices specified on Exhibit A attached hereto; the power to compute the amount of benefits that shall be payable to any Participant or Beneficiary in accordance with the provisions of the Plan, and in the event that the Administrative Committee determines that excessive benefits have been paid to any person, the Administrative Committee may suspend payment of future benefits to such person or his Beneficiary or reduce the amount of such future benefits until the excessive benefits and any interest thereon determined by the Committee have been recovered; and the power to resolve all other questions arising under the Plan (including, without limitation, the power to remedy possible ambiguities, inconsistencies, or omissions by a general rule or particular decision). The Administrative Committee has discretionary authority to exercise each of the foregoing powers.

           7.3 FINALITY OF COMMITTEE DETERMINATIONS. Determinations by the Administrative Committee and any interpretation, rule, or decision adopted by the Administrative Committee under the Plan or in carrying out or administering the Plan will be final and binding for all purposes and upon all interested persons, their heirs, and their personal representatives.

           7.4 REQUIRED INFORMATION. Any person eligible to receive benefits hereunder shall furnish to the Administrative Committee any information or proof requested by the Administrative Committee and reasonably required for the proper administration of the Plan. Failure on the part of any person to comply with any such request within a reasonable period of time shall be sufficient grounds for delay in the payment of any benefits that may be due under the Plan until such information or proof is received by the Administrative Committee. If any person claiming benefits under the Plan makes a false statement that is material to such person's claim for benefits, the Administrative Committee may offset against future payments any amount paid to such person to which such person was not entitled under the provisions of the Plan.

           7.5 INCAPACITY. If the Administrative Committee determines that any person entitled to benefits under the Plan is unable to care for his affairs because of illness or accident, any payment due (unless a duly qualified guardian or other legal


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representative has been appointed) may be paid for the benefit of such person to his spouse, parent, brother, sister, or other party deemed by the Administrative Committee to have incurred expenses for such person.

           7.6 AMENDMENT, SUSPENSION, AND TERMINATION.

               (a) BOARD OF DIRECTORS. The Board of Directors has the right by written resolution to amend, suspend, or terminate the Plan at any time; provided that no such amendment, suspension, or termination of the Plan shall divest any Participant of the balance credited to his Account as of the effective date of such amendment, suspension, or termination, except to the extent that an affected Participant consents in writing to the amendment, suspension, or termination. Termination of the Plan shall not give rise to accelerated vesting of any unvested portion of a Participant's Account.

               (b) ADMINISTRATIVE COMMITTEE. The Board of Directors delegates to the Administrative Committee the right by written resolution to amend the Plan for the limited purpose of amending Exhibit A of the Plan.

           7.7 POWER TO DELEGATE AUTHORITY.

               (a) BOARD OF DIRECTORS. The Board of Directors may, in its sole discretion, delegate to any person or persons all or part of its authority and responsibility under the Plan, including, without limitation, the authority to amend the Plan.

               (b) ADMINISTRATIVE COMMITTEE. The Administrative Committee may, in its sole discretion, delegate to any person or persons all or part of its authority and responsibility under the Plan.

           7.8 HEADINGS. The headings used in this document are for convenience of reference only and may not be given any weight in interpreting any provision of the Plan.

           7.9 SEVERABILITY. If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity of that provision will not affect the remaining provisions of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had never been included in the Plan.

           7.10 GOVERNING LAW. The Plan will be construed, administered, and regulated in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that those laws are preempted by federal law.

           7.11 COMPLETE STATEMENT OF PLAN. This Plan contains a complete statement of its terms. The Plan may be amended, suspended, or terminated only in writing and then only as provided in Section 7.6. A Participant's right to any benefit of a


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type provided under the Plan will be determined solely in accordance with the terms of the Plan. No other evidence, whether written or oral, will be taken into account in interpreting the provisions of the Plan.

SECTION 8. DEFINITIONS

           8.1 GENDER AND NUMBER. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and "Executive or Executives," any masculine terminology herein shall also include the feminine and neuter, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

           8.2 DEFINITIONS. The following words and phrases as used in the Plan have the following meanings:

                  "ACCOUNT" means the bookkeeping account established for each Participant under Section 3.1 hereof. Each Account shall include a Deferred Compensation Subaccount, a Company Contribution Subaccount, and (where applicable) an Equity Deferral Subaccount.

                  "ADMINISTRATIVE COMMITTEE" means the Administrative Committee appointed to administer the Savings Plan. However, following a Change in Control, "Administrative Committee" means the trustee under the grantor trust maintained by the Company in connection with the Plan.

                  "ASSOCIATE" has the meaning assigned to that term for purposes of Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act.

                  "BENEFICIAL OWNER" means the following: a Person is deemed to be the "Beneficial Owner" of, to "Beneficially Own," and to have "Beneficial Ownership" of, any securities:

                           (1) which such Person or any of such Person's
                  Securities Law or Associates beneficially owns, directly or indirectly;

                           (2) which such Person or any of such Person's
                  Securities Law or Associates has (A) the right or obligation to acquire (whether such right or obligation is exercisable or effective immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own," or to have "Beneficial Ownership" of, securities tendered pursuant

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                  to a tender or exchange offer made by such Person or any of such Person's Securities Law or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement, or understanding (whether or not in writing); provided that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own," or to have "Beneficial Ownership" of, any security under this clause (B) if the agreement, arrangement, or understanding to vote such security (i) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Securities Exchange Act, and (ii) is not also then reported by such Person on Schedule 13D under the Securities Exchange Act (or any comparable or successor report); or

                           (3) which are beneficially owned, directly or
                  indirectly, by any other Person (or any Securities Law or Associate thereof) with which such Person or any of such Person's Securities Law or Associates has any agreement, arrangement, or understanding (whether or not in writing) or with which such Person or any of such Person's Securities Law have otherwise formed a group for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B)(i) of paragraph (2), above), or disposing of any securities of the Company.

                  "BENEFICIARY" means the person designated by a Participant to receive benefits under the Plan after the Participant's death. Such a designation shall be in writing in a form acceptable to the Administrative Committee, and shall be effective as of the date the form is filed with the Administrative Committee. If a Participant dies before receiving the entire amount due to him under the Plan, and he has failed to designate a Beneficiary or his designated Beneficiary fails to survive him, his Beneficiary will be the person to whom he is married at the time of his death, or if he is not married at that time, his Beneficiary will be the executor of his will or the administrator of his estate. A Participant may revoke a prior designation of a Beneficiary at any time before the Participant's death by filing a new form with the Administrative Committee.

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  "BONUS COMPENSATION" means cash compensation awarded under the JLG Industries, Inc. Management Incentive Plan.


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                  "CHANGE IN CONTROL" means the first to occur of the following events:

                           (1) an acquisition (other than directly from the
                  Company) of securities of the Company by any Person, immediately after which such Person, together with all Securities Law and Associates of such Person, becomes the Beneficial Owner of securities of the Company representing 25 percent or more of the Voting Power; provided that, in determining whether a Change in Control has occurred, the acquisition of securities of the Company in a Non-Control Acquisition will not constitute an acquisition that would cause a Change in Control; or

                           (2) three or more directors, whose election or
                  nomination for election is not approved by a majority of the members of the Incumbent Board then serving as members of the Board of Directors, are elected within any single 12-month period to serve on the Board of Directors; provided that an individual whose election or nomination for election is approved as a result of either an actual or threatened Election Contest or Proxy Contest, including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, will be deemed not to have been approved by a majority of the Incumbent Board for purposes of this definition; or

                           (3) members of the Incumbent Board cease for any
                  reason to constitute at least a majority of the Board of Directors; or

                           (4) approval by shareholders of the Company of:

                                    (A) a merger, consolidation, or
                           reorganization involving the Company, unless

                                            (i) the shareholders of the Company,
                                    immediately before the merger,
                                    consolidation, or reorganization, own,
                                    directly or indirectly immediately following such merger, consolidation, or reorganization, at least 75 percent of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation, or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization;

                                            (ii) individuals who were members of
                                    the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, or reorganization


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                                    constitute at least a majority of the board
                                    of directors of the Surviving Corporation;
                                    and

                                            (iii) no Person (other than (1) the
                                    Company or any Subsidiary thereof, (2) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Subsidiary thereof, or the Surviving Corporation, or (3) any Person who, immediately prior to such merger, consolidation, or reorganization, had Beneficial Ownership of securities representing 25 percent or more of the Voting Power) has Beneficial Ownership of securities representing 25 percent or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

                                    (B) a complete liquidation or dissolution
                           of the Company; or

                                    (C) an agreement for the sale or other
                           disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary of the Company).

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COMPANY" means JLG Industries, Inc., and any successor to JLG Industries, Inc. Employment with the Company includes employment with any corporation, partnership, or other organization required to be aggregated with the Company under sections 414(b) and (c) of the Code.

                  "COMPANY CONTRIBUTION SUBACCOUNT" means the subaccount within the Participant's Account to which Company Contributions are credited as described in Section 3.1 hereof.

                  "COMPANY STOCK UNIT" means a hypothetical investment unit whose value is equal to the Fair Market Value of one Share.

                  "COMPANY STOCK UNIT FUND" means a hypothetical investment fund consisting of Company Stock Units and cash equivalent units.

                  "COMPENSATION" means the base salary that Eligible Executives may elect to defer under the Plan and includes Bonus Compensation.

                  "COMPENSATION COMMITTEE" means the Compensation Committee of the Board of Directors.

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JLG INDUSTRIES, INC.                                                     PAGE 17
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                  "DEFERRED COMPENSATION SUBACCOUNT" means the subaccount within the Participant's Account to which amounts deferred under Section 2 are credited as described in Section 3.1 hereof.

                  "EFFECTIVE DATE" means October 1, 1996.

                  "ELECTION CONTEST" means an election contest described in Rule 14a-11 promulgated under the Securities Exchange Act.

                  "ELIGIBLE EXECUTIVE" means an employee of the Company who is an officer of the Company or who holds any other key position designated by the Compensation Committee in its sole discretion; provided that, on and after a Change in Control, each employee of the Company who was an Eligible Executive immediately before the Change in Control shall remain an Eligible Executive as long as the employee is employed by the Company.

                  "EQUITY DEFERRAL SUBACCOUNT" means the subaccount within the Participant's Account to which amounts deferred under Section 5 are credited as described in Section 5.1 hereof.

                  "FAIR MARKET VALUE" means, when used in connection with the Shares on a certain date, the fair market value of a Share as determined by the Administrative Committee, and shall be deemed equal to the mean of the high and low prices at which Shares are traded on such date (or on the next preceding day for which such information is ascertainable at the time of the Committee's determination) as reported for such date by The Wall Street Journal (or if Shares are not traded on such date, on the next preceding day on which Shares are traded) (or if Shares are traded on such date but no edition of The Wall Street Journal reporting such prices for such date is published, the fair market value shall be deemed equal to the mean of the high and low prices at which shares are traded on such date as reported through the National Association of Securities Dealers Automated Quotation System in any other newspaper).

                  "FISCAL YEAR" means the twelve-month period beginning August 1st and ending on the subsequent July 31st.

                  "INCUMBENT BOARD" means individuals who, as of the close of business on the Effective Date, are members of the Board of Directors; provided that, if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least 75 percent of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a


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JLG INDUSTRIES, INC.                                                     PAGE 18
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         result of either an actual or threatened Election Contest or other actual or threatened Proxy Contest, including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

                  "LIMITATIONS"  means

                  (a) the limitations on contributions to defined contribution plans under sections 401(k), 401(m), 402(g), and 415(c) of the Code; and

                  (b) the limitations imposed by sections 401(a)(4),
                      401(a)(17), and 415(e) of the Code and by any other provision of the Code to the extent that such provision limits the amount of Pretax Contributions, Matching Contributions, and Profit-Sharing Contributions that otherwise would be made to the Savings Plan.

                  "NON-CONTROL ACQUISITION" means an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by
         (A) the Company or (B) any of its Subsidiaries, (2) the Company or any of its Subsidiaries, or (3) any Person in connection with a Non-Control Transaction.

                  "NON-CONTROL TRANSACTION" means any transaction described in clauses (4)(A)(i) through (iii) of the definition of "Change in Control."

                  "OPTION" means a non-qualified stock option granted to an Eligible Executive under the JLG Industries, Inc. Stock Incentive Plan.

                  "PARTICIPANT" means an Eligible Executive who becomes a participant in the Plan in accordance with Section 2.1 or Section 5.1 hereof and who has not been paid all Compensation deferred by the Participant under the Plan.

                  "PERSON" means any individual, firm, corporation, partnership, joint venture, association, trust, or other entity.

                  "PLAN" means the "JLG Industries, Inc. Executive Deferred Compensation Plan" as set forth herein and as amended from time to time.

                  "PROXY CONTEST" means a solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

                  "RESTRICTED SHARES" means restricted shares acquired by an Eligible Executive under the JLG Industries, Inc. Stock Incentive Plan.

                  "SAVINGS PLAN" means the JLG Industries, Inc. Employees' Retirement Savings Plan effective as of January 1, 1995, and as amended from time to time.


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JLG INDUSTRIES, INC.                                                     PAGE 19
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                  "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of
         1934, as amended and in effect from time to time.

                  "SECURITIES LAW AFFILIATE" means an "affiliate" as defined for purposes of Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act.

                  "SERP" means the JLG Industries, Inc. Supplemental Executive Retirement Plan effective as of June 1, 1995, and as amended from time to time.

                  "SHARES" means shares of the Company's $.20 par value common stock.

                  "SUBSIDIARY" of any Person means any corporation or other entity of which at least 80 percent (or such lesser percentage as the Administrative Committee may determine) of the voting power of the voting equity securities or voting interest therein is owned, directly or indirectly, by such Person.

                  "SURVIVING CORPORATION" means a corporation resulting from a merger, consolidation, or reorganization described in paragraph
         (4)(A)(i) of the definition of "Change in Control."

                  "VOTING POWER" means the voting power of all securities of the Company then outstanding generally entitled to vote for the election of directors of the Company.



                                            JLG INDUSTRIES, INC.



ATTEST: ________________________            BY: _______________________________



TITLE: _________________________            TITLE: ____________________________